UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2006

IPEX, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-50774 (Commission File Number)	41-2052984 (I.R.S. Employer Identification Number)

1900 NW Corporate Blvd., Suite 205W, Boca Raton, Florida 33431
(Address of principal executive offices) (zip code)

(561) 994-9788
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On December 15, 2006, Mr. Sothi Thillairajah, our Chief Executive Officer, Principal Financial and Accounting Officer and director, resigned effective immediately, to pursue other interests.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Letter of Resignation from Sothi Thillairajah

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IPEX, Inc.

Dated: December 15, 2006	By: /s/ Sothi Thillairajah Name: Sothi Thillairajah Title: Chief Executive Officer